UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

DATASCENSION INC.
(Exact name of Registrant as specified in charter)

(Exact name of Registrant as specified in charter)

Nevada	0-29087	87-0374623
(State or other jurisdiction f incorporation)	Commission File Number)	(I.R.S. Employeridentification)

407 W. Imperial Hwy, Suite H314Brea, CA		92821
(Address of principal executive offices)		(Zip code)

Registrant's Address and Telephone number, including area code: 714-482-9750

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 7, 2008, the Company notified Larry O’Donnell, CPA, the independent accountant engaged as the principal accountant to audit the financial statements of the Company, that he was dismissed as the Company’s independent registered accountant, effective immediately.

On November 5, 2008, the Company engaged KBL, LLP, as its independent registered accounting firm. The decision to change accountants was recommended and approved by Company’s Board of Directors.

The audit report of Larry O’Donnell, CPA on the Company’s financial statements for the fiscal years ending December 31, 2006 and 2007; the most recent two periods for which Larry O’Donnell, CPA has issued audit reports, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the following:

•
The report, originally dated March 20, 2007, was modified in a report dated March 25, 2008 (as included in the amended Form 10-KSB/A filed on March 28, 2008) to add an explanatory paragraph noting the restatement of the previously issued financial statements for the period ended December 31, 2006.

Larry O’Donnell CPA was not required or engaged to audit the Company’s internal control over financial reporting.

During the past two fiscal years and during the subsequent interim period preceding the date of dismissal, there were no disagreements with Larry O’Donnell, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided a copy of this disclosure to Larry O’Donnell, CPA and has requested that he furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made by the Company, and, if not, stating the respects in which he does not agree. A copy of his letter is filed as Exhibit 16 hereto.

During the two most recent fiscal years prior to their engagement, or any subsequent interim period prior to engaging KBL, LLP, neither the Company nor anyone acting on the Company’s behalf consulted with KBL, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements where either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the Company’s former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Datascension, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 19, 2008

Datascension, Inc.

By:	/s/ Scott Kincer
Scott Kincer Chief Executive Officer